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                                                                   EXHIBIT 10.26

                        THIRD LOAN MODIFICATION AGREEMENT

         This Third Loan Modification Agreement is entered into as of December 29, 2003, by and between ATHEROGENICS, INC. ("Borrower") whose address is 8995 Westside Parkway, Alpharetta, Georgia 30004, and SILICON VALLEY BANK ("Lender") whose address is 3003 Tasman Drive, Santa Clara, California 95054.

         WHEREAS, among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Loan and Security Agreement, dated March 6, 2002, as amended from time to time (the "Loan Agreement"; the Loan Agreement together with all other documents evidencing or securing the indebtedness shall be referred to as the "Existing Loan Documents"); and

         WHEREAS, the Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Five Million Dollars ($5,000,000) and a Committed Equipment Line in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) (hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness"); and

         WHEREAS, Borrower has requested that Lender, among other things, (a) terminate the Committed Revolving Line and (b) release its lien and security interest in the Collateral, and Lender is willing to do so, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement, as amended hereby.

2.       MODIFICATION TO LOAN AGREEMENT.

         2.1 The Loan Agreement is hereby amended by deleting Section 2.1.1 in its entirety and by replacing it with the following:

                  2.1.1    INTENTIONALLY OMITTED.

         2.2      The Loan Agreement is hereby further amended by deleting
Section 2.2(a)(i) in its entirety and by replacing it with the following:

                  (i)      Intentionally Omitted;

         2.3      The Loan Agreement is hereby further amended by deleting
Section 2.2(a)(iii) in its entirety and by replacing it with the following:

                  (iii) After and during the continuance of an Event of Default, Obligations accrue interest at five percent (5%) above the rate effective immediately before the Event of Default. Interest is computed on a 360 day year for the actual number of days elapsed.

         2.4      The Loan Agreement is hereby further amended by deleting
Section 2.2(b)(i) in its entirety and by replacing it with the following:

                  (i) Intentionally Omitted.


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         2.5      The Loan Agreement is hereby further amended by deleting
Section 2.3(c) in its entirety and by replacing it with the following:

                  (c) Intentionally Omitted.

         2.6 The Loan Agreement is hereby further amended by deleting Sections 4.1 in its entirety and by replacing it with the following:

                  4.1      INTENTIONALLY OMITTED.

         2.7      The Loan Agreement is hereby further amended by deleting
Section 4.2 in its entirety and by replacing it with the following:

                  4.2      CERTIFICATE OF DEPOSIT COLLATERAL.

                           (a) In the event that an Event of Default occurs (except with respect to an Event of Default occurring under Sections 8.1, 8.5, 8.8 or 8.9), Borrower may cure such Event of Default by immediately granting Bank a first priority security interest in one or more certificates of deposit owned by Borrower and issued by Bank in an aggregate face amount equal to not less than one hundred and five percent (105%) of the then outstanding Obligations (the "Certificate of Deposit") by executing and delivering to Bank (i) an Assignment of Certificate of Deposit in substantially the form attached hereto as Exhibit E and (ii) such other financing statements, documents and instruments reasonably required by Bank and its counsel to grant Bank a first priority security interest in the Certificate of Deposit (the "Certificate of Deposit Assignment").

                           (b)      Intentionally Omitted.

                           (c) In all cases, if at any time after making the Certificate of Deposit Assignment, the Certificate of Deposit does not equal or exceed one hundred and five percent (105%) of the outstanding Obligations, Borrower shall immediately either increase the Certificate of Deposit or make a payment on the Obligations in an amount equal to the difference between one hundred five percent (105%) of the outstanding Obligations and the face amount of the Certificate of Deposit. Failure to make such payment or increase the Certificate of Deposit shall be deemed without notice to be an Event of Default under this Agreement.

                           (d)      Intentionally Omitted.

                           (e)      With respect to any Assignment of
         Certificate of Deposit given to Bank in accordance with subsection (a) of this Section in order to waive an Event of Default, such Assignment of Certificate of Deposit will remain in force and effect until the earlier of the date that (i) the Obligations have been repaid in full and there is no further commitment on the part of the Bank to make any further Credit Extensions to Borrower under any of the Loan Documents, or (ii) the Event of Default which gives rise to the delivery of the Assignment of Certificate of Deposit has been waived in writing by Bank or cured to the satisfaction of Bank in its sole, but reasonable discretion.

         2.8 The Loan Agreement is hereby further amended by deleting in its entirety the first sentence of Section 5.2 and by replacing it with the following:

                  Borrower has good title to its assets, free of Liens except Permitted Liens.

         2.9      The Loan Agreement is hereby further amended by deleting
Section 6.5 in its entirety and by replacing it with the following:

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                  6.5      INSURANCE.

                  Borrower will keep its business and its assets insured with reputable insurance companies against such risks and in such amounts as are customary for similarly situated businesses in Borrower's industry.

         2.10     The Loan Agreement is hereby further amended by deleting
Section 6.7 in its entirety and by replacing it with the following:

                  6.7      FINANCIAL COVENANTS.

                  Borrower will maintain as of the last day of each of Borrower's fiscal quarters (subject to being measured monthly pursuant to Section 6.2(a) hereof):

                           (a) LIQUIDITY. Borrower shall maintain Liquidity equal to the lesser of (i) Ten Million Dollars ($10,000,000) and (ii) six (6) months Remaining Months Liquidity.

                           (b) MAXIMUM CUMULATIVE QUARTERLY LOSSES. Borrower's maximum Cumulative Quarterly Losses shall not exceed the projected cumulative quarterly losses approved by Borrower's Board of Directors and delivered to Bank pursuant to Section 6.2(a)(ii) hereof by more than twenty percent (20%).

         2.11     The Loan Agreement is hereby further amended by deleting
Section 6.9 in its entirety and by replacing it with the following:

                  6.9      FURTHER ASSURANCES.

                  Borrower will execute any further instruments and take further action as Bank reasonably requests to effect the purposes of this Agreement.

         2.12     The Loan Agreement is hereby further amended by deleting
Section 7.5 in its entirety and by replacing it with the following:

                  7.5      ENCUMBRANCE.

                           Create, incur, or allow any Lien on any of its property, or assign, or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens.

         2.13     The Loan Agreement is hereby further amended by deleting
Section 9.1 in its entirety and by replacing it with the following:

                  9.1      RIGHTS AND REMEDIES.

                           When an Event of Default occurs and continues Bank may, without further notice or demand, do any or all of the following:

                           (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by
         Bank);

                           (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank; and

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                           (c)      Exercise any and all other rights and
         remedies provided for in this Agreement, the Loan Documents or at law or in equity.

         2.14     The Loan Agreement is hereby further amended by deleting
Section 8.3 in its entirety and by replacing it with the following:

                  8.3      MATERIAL ADVERSE CHANGE.

                  If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations ((i) and (ii) each being a "Material Adverse Change").

         2.15     The Loan Agreement is hereby further amended by deleting
Section 9.2 in its entirety and by replacing it with the following:

                  9.2      INTENTIONALLY OMITTED.

         2.16     The Loan Agreement is hereby further amended by deleting
Section 9.3 in its entirety and by replacing it with the following:

                  9.3      INTENTIONALLY OMITTED.

         2.17     The Loan Agreement is hereby further amended by deleting
Section 9.4 in its entirety and by replacing it with the following:

                  9.4      BANK EXPENSES.

                  Any amounts paid by Bank under this Agreement are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

         2.18     The Loan Agreement is hereby further amended by deleting
Section 9.5 in its entirety and by replacing it with the following:

                  9.5      INTENTIONALLY OMITTED.

         2.19 The Loan Agreement is further amended by deleting the definitions of "COMMITTED REVOLVING LINE", "REVOLVING MATURITY DATE", and "REVOLVING PROMISSORY NOTE" from Section 13.1 in their entirety.

         2.20 The Loan Agreement is hereby further amended by deleting the definitions of "ADVANCE", "CREDIT EXTENSION", "COLLATERAL", "LIQUIDITY", and "PERMITTED LIENS" in Section 13.1 and by replacing them with the following in appropriate alphabetical order:

                  "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Equipment Line.

                  "COLLATERAL" means any Certificate of Deposit which may at any time be pleged as security for the Obligations pursuant to Section 4.2 hereof.

                  "CREDIT EXTENSION" is each Advance or any other extension of credit by Bank hereunder for Borrower's benefit.

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                  "LIQUIDITY" is Borrower's unrestricted cash and cash
equivalents.

                  "PERMITTED LIENS" are:

                  (a) Liens existing on the Closing Date and shown on the Schedule;

                  (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books;

                  (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or (ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the Proceeds of the equipment;

                  (d) Licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a licensor or under any license or sublicense, if the licenses and sublicenses permit granting Bank a security interest;

                  (e) Leases or subleases granted in the ordinary course of Borrower's business, including in connection with Borrower's leased premises or leased property;

                  (f) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

         2.21 The Loan Agreement is hereby by further amended by deleting Exhibit A, and Exhibit D in their entirety and by replacing them with the Exhibit A and Exhibit D attached hereto.

         2.22 The Loan Agreement is hereby further amended by deleting Exhibit B in its entirety.

3. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

4. FEES AND EXPENSES. Borrower shall pay to Lender all out-of-pocket expenses incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Agreement.

5. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

6. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Loan Agreement, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Third Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Third Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Third Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Third Loan Modification Agreement. The terms of this paragraph apply not only to this Third Loan Modification Agreement, but also to all subsequent loan modification agreements.

7. NEGATIVE PLEDGE. In connection with this Third Loan Modification Agreement, Borrower agrees to execute and deliver a Negative Pledge Agreement dated as of the date hereof, pursuant to

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which Borrower agrees, among other things, not to sell, transfer, assign, mortgage, pledge, lease, encumber or grant a security interest in any of Borrower's Intellectual Property and cash and deposit accounts maintained with Lender and/or any affiliate of Lender in favor of any Person, except with or in favor of Lender and except as permitted by the Loan Documents (the "Negative Pledge Agreement").

8. LIMITATION. This Third Loan Modification Agreement is limited to the matters expressly set forth above and shall not be deemed to waive or modify any other term of the Loan Agreement or Loan Documents, each of which is hereby ratified and reaffirmed, or to consent to any subsequent failure of Borrower to comply with any term or provision of the Loan Agreement or the Loan Documents, each of which shall remain in full force and effect.

9. CONDITIONS. The effectiveness of this Third Loan Modification Agreement is conditioned upon the following:

         9.1 Borrower's payment of out-of pocket fees and expenses payable by Borrower pursuant to Section 4 above;

         9.2 Borrower's execution and delivery of this Third Loan Modification Agreement and the Negative Pledge Agreement;

         9.3 Borrower's payment in full of all amounts outstanding under the Committed Revolving Line as of the date hereof; and

         9.4 such other instruments, documents and agreements as Lender or its counsel may require.

10.      LIEN RELEASE. Following the satisfaction of each condition set forth in
Section 9 and at Borrower's request, Lender agrees to provide any financing statements or other appropriate documentation as may be reasonably necessary or appropriate to terminate of record all liens and security interests held by Lender in the assets of Borrower, and to take any other actions reasonably necessary or desirable to evidence the termination of its security interest in the assets of Borrower, all at Borrower's expense. Additionally, Lender hereby agrees that Borrower may file such UCC termination statements as may be necessary or appropriate to evidence the termination of Lender's security interest in the assets of Borrower without the signature of Lender.

                      [signatures appear on following page]

         This Third Loan Modification Agreement is executed as of the date first written above.

                                                 LENDER:

                                                 SILICON VALLEY BANK

                                                 By: /s/ANGELA HART
                                                     ---------------------------
                                                 Name:  Angela Hart
                                                 Title: Vice President

                                                 BORROWER:

                                                 ATHEROGENICS, INC.

                                                 By: /s/MARK P. COLONNESE
                                                     ---------------------------
                                                 Name:  Mark P. Colonnese
                                                 Title: Chief Financial Officer

                                    Exhibit A

                       This Page Intentionally Left Blank

                                    Exhibit D

                             COMPLIANCE CERTIFICATE

TO:          SILICON VALLEY BANK
             3003 Tasman Drive
             Santa Clara, CA 95054

FROM:        ATHEROGENICS, INC.

         The undersigned authorized officer of Atherogenics, Inc. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement dated March 6, 2002 between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                                     REQUIRED                                     COMPLIES
------------------                                     --------                                     --------
Reports on Form 10-K, 10Q and 8-K + CC                 Within 5 days of filing with SEC             Yes     No

At all times in which monthly reporting is required pursuant to Section 6.2(a)

Monthly financial statements + CC                             Monthly within 30 days                Yes     No

FINANCIAL COVENANT                                        REQUIRED                   ACTUAL          COMPLIES
------------------                                        --------                   ------          --------
Maintain on a Quarterly Basis
(unless required to be monitored on a monthly
basis pursuant to Section 6.2(a)):

Minimum Liquidity                                  Lesser of $10,000,000
                                                   and 6 months
                                                   Remaining Months Liquidity         ____        Yes    No

Maximum Cumulative Quarterly Losses                Not more than 20% in excess
                                                   of Board Approved Projections      ____        Yes  No

Have there been updates to Borrower's intellectual property, if appropriate?                      Yes / No

COMMENTS REGARDING EXCEPTIONS:  See Attached.                  BANK USE ONLY

Sincerely,                                    Received by: _____________________
__________________                                           AUTHORIZED SIGNER

__________________________________            Date: ____________________________
SIGNATURE

__________________________________            Verified: ________________________
TITLE                                                        AUTHORIZED SIGNER

__________________________________
DATE                                          Date: ____________________________

                                              Compliance Status:      Yes     No

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